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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (date of earliest event reported):

                               OCTOBER 19, 1999

                         MIDDLE BAY OIL COMPANY, INC.
            (Exact name of Registrant as specified in its charter)

ALABAMA                            0-21702               63-1081013
-------                            -------               ----------
(State or other jurisdiction       (Commission File      (IRS Employer
of incorporation)                  Number)               Identification No.)

                 1221 Lamar, Suite 1020, Houston, Texas 77010
             (Address of principal executive offices and zip code)

                                (713) 759-6808
              Registrant's telephone number, including area code

ITEM 5 - OTHER EVENTS

SECURITIES PURCHASE AGREEMENT

         On October 19, 1999, Middle Bay Oil Company, Inc. ("Middle Bay") closed the transactions contemplated by a Securities Purchase Agreement (the "Securities Purchase Agreement") dated as of October 19, 1999 with The Prudential Insurance Company of America ("Prudential").

         Pursuant to the Securities Purchase Agreement, Prudential purchased 1,055,042 shares of newly issued Middle Bay common stock and five-year warrants (the "Warrants") to purchase 798,677 shares of Middle Bay common stock at an exercise price of $1.00 per share for a total purchase price of $2,373,844. Additionally, Middle Bay issued Prudential a five-year senior subordinated convertible promissory note in the principal amount of $2,373,844 (the "Note").

         The Note is convertible at any time into Middle Bay common stock at
$3.00

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per share (a total of 791,282 shares of Middle Bay common stock).
Interest at nine percent (9%) per annum is payable on the Note quarterly. Middle Bay may defer fifty percent (50%) of the first eight interest payments and add them to the principal due at maturity. The Note is subordinate to Middle Bay's bank credit facility. Prudential (as noteholder) must approve certain changes including changes in the credit facility and corporate structure of Middle Bay until the Note is paid.

         Sixty percent (60%) of the Warrants may be exercised by Prudential at any time. The remaining forty percent (40%) may be exercised incrementally over the five-year term of the Warrants. The Warrants may be exercised for cash or reduction of the Note principal.

PARTICIPATION RIGHTS AGREEMENT

         In connection with the transaction, Middle Bay, Prudential and 3TEC Energy Company, L.L.C. ("3TEC") entered into a Participation Rights Agreement dated as of October 19, 1999 (the "Participation Rights Agreement"). 3TEC owns 4,755,556 shares of Middle Bay common stock, warrants entitling 3TEC to purchase 3,600,000 additional shares of common stock and a senior subordinated promissory note in the principal amount of $10,700,000 ("3TEC Note") convertible at the election of 3TEC into 3,566,666 additional shares of common stock. Under the terms of the Participation Rights Agreement, if 3TEC or its affiliates propose to sell shares of Middle Bay common stock, common stock equivalents or the 3TEC Note, Prudential is granted the right to "tagalong" or participate in such sale. The tagalong rights granted to Prudential with respect to future sales of Middle Bay securities by 3TEC do not apply to (i) sales pursuant to a registered public offering or Rule 144 under the Securities Act of 1933, as amended, (ii) a sale to any of 3TEC's affiliates or (iii) sales which do not involve more than 5% of the outstanding common stock (on a fully-diluted basis). The amount of shares of Middle Bay common stock or the Note which Prudential may sell or "tagalong" shall not exceed the product of (i) the aggregate principal amount of the 3TEC Note, or the aggregate number of shares of Middle Bay common stock, or common stock equivalent, as applicable, to be sold by 3TEC or its affiliate, times (ii) a fraction, the numerator of which shall be an amount equal to the number of shares of Middle Bay common stock (on a fully diluted basis) held by Prudential, and the denominator of which shall be the number of shares of Middle Bay common stock (on a fully diluted basis) held by 3TEC, its affiliates and Prudential.

REGISTRATION RIGHTS AGREEMENT

         Additionally, Middle Bay, 3TEC, Shoemaker Family Partners, L.P., Shoeinvest II, L.P. and Prudential entered into an Amendment to Registration Rights Agreement (the "Amendment"). The Amendment added Prudential as a party to the Registration Rights Agreement dated as of August 27, 1999 by and among Middle Bay, 3TEC and

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certain other shareholders (the "Registration Rights Agreement"). Under the
terms of the Registration Rights Agreement, as amended by the Amendment, 3TEC, Shoemaker Family Partners, L.P., Shoeinvest II, L.P. and Prudential have a three-time demand right to have their shares of Middle Bay common stock registered with the Securities and Exchange Commission (at Middle Bay's expense) and have "piggyback rights" (with certain other shareholders of Middle Bay having subordinate piggyback rights) to have their shares of Middle Bay common stock registered and publicly sold along with any public offering of securities of Middle Bay.

         A copy of the Securities Purchase Agreement is filed herewith as
Exhibit 10.1, a copy of the Amendment to Registration Rights is filed herewith as Exhibit 10.2, and a copy of the Participation Rights Agreement is filed herewith as Exhibit 10.3, and are all incorporated herein by reference. The October 20, 1999 press release is filed herewith as Exhibit 99.1, and is incorporated herein by reference.

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.         The following exhibits are filed herewith and are incorporated herein by reference:

10.1 Securities Purchase Agreement between The Prudential Insurance Company of America and Middle Bay Oil Company, Inc. dated October 19, 1999.

10.2 Amendment to Registration Rights Agreement by and among Middle Bay Oil Company, Inc., 3TEC Energy Company L.L.C., f/k/a 3TEC Energy Corporation, Shoemaker Family Partners, L.P., Shoeinvest II, LP, and The Prudential Insurance Company of America, dated October 19, 1999.

10.3 Participation Rights Agreement by and among Middle Bay Oil Company, Inc., The Prudential Insurance Company of America and 3TEC Energy Company, L.L.C., dated October 19, 1999.

99.1     Press Release issued by the Registrant on October 20, 1999.


                                  SIGNATURES

         In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            Middle Bay Oil Company, Inc.
                                            (Registrant)

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Date: November 2, 1999                      By:       /s/ Floyd C. Wilson
                                                     --------------------
                                            Floyd C. Wilson
                                            President, Chief Executive Officer
                                            and Chairman of the Board

                                 EXHIBIT INDEX

Exhibit

10.1 Securities Purchase Agreement between The Prudential Insurance Company of America and Middle Bay Oil Company, Inc. dated October 19, 1999.

10.2 Amendment to Registration Rights Agreement by and among Middle Bay Oil Company, Inc., 3TEC Energy Company L.L.C., f/k/a 3TEC Energy Corporation, Shoemaker Family Partners, L.P., Shoeinvest II, LP, and The Prudential Insurance Company of America, dated October 19, 1999.

10.3 Participation Rights Agreement by and among Middle Bay Oil Company, Inc., The Prudential Insurance Company of America and 3TEC Energy Company, L.L.C., dated October 19, 1999.

99.1     Press Release issued by the Registrant on October 20, 1999.










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